Entergy
Third Quarter 2005
Earnings Teleconference

J. Wayne Leonard
Chief Executive Officer

Leo Denault
Executive Vice President and Chief Financial Officer

November 1, 2005

Entergy

Safe Harbor and Reg G Compliance

In this presentation and from time to time, Entergy makes statements concerning its expectations, beliefs, plans, objectives, goals, strategies, and future events or performance. Such statements are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Although Entergy believes that these forward-looking statements and the underlying assumptions are reasonable, it cannot provide assurance that they will prove correct. Except to the extent required by federal securities laws, Entergy undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Forward-looking statements involve a number of risks and uncertainties, and there are factors that could cause actual results to differ materially from those expressed or implied in these statements. Some of those factors include, but are not limited to: resolution of pending and future rate cases and other proceedings at local and federal regulatory agencies, Entergy's ability to manage its operation and maintenance costs, the performance of Entergy's generating plants, and particularly the capacity factor at its nuclear generating facilities, prices for power generated by Entergy's unregulated generating facilities, and the prices and availability of power Entergy must purchase for its utility customers, uncertainty regarding establishment of sites for spent nuclear fuel storage and disposal, Entergy's ability to develop and execute on a point of view regarding prices of electricity, natural gas, and other energy-related commodities, changes in the financial markets, particularly those affecting the availability of capital and Entergy's ability to refinance existing debt, execute its share repurchase program, and fund investments and acquisitions, actions of rating agencies, including changes in the ratings of debt and preferred stock, Entergy's ability to purchase and sell assets at attractive prices and on other attractive terms, changes in utility regulation and in regulation of the nuclear industry, the success of Entergy's strategies to reduce tax payments, the effects of litigation and weather, and uncertainties associated with efforts to remediate the effects of Hurricanes Katrina and Rita and recovery of costs associated with restoration including Entergy's ability to obtain financial assistance from governmental authorities in connection with these storms, the outcome of the Chapter 11 bankruptcy proceeding of Entergy New Orleans, Inc. and the impact, if any, of this proceeding on other Entergy companies.

This presentation includes non-GAAP measures of operational earnings when describing Entergy's results of operations and financial performance. We have prepared a reconciliation of these measures to the most directly comparable GAAP measures. This reconciliation is found on slide 8. Further information about these measures can be found in Entergy's investor earnings releases, which are posted on our website at www.entergy.com/earnings.

3rd Quarter As-Reported and Operational Earnings Comparison

Earnings Per Share
3Q04 vs. 3Q05



$1.22
$1.39
$1.65
$1.65
$0.28
$0.28
$0.33
$0.33
$1.11
$1.11
$1.35
$1.35
$(0.17)
$0.00
$(0.03)
$(0.03)
3Q04 As-Reported
3Q04 Operational
3Q05 As-Reported
3Q05 Operational
Nuclear
Utility, Parent & Other
ECS

Special Items	
Entergy-Koch Trading	$(0.21)
Gulf South Pipeline	$ 0.02
Reduction in asset sale reserve	$ 0.02
Total	$(0.17)

Special Items
None

3rd Quarter Earnings Contribution by Business



Utility, Parent & Other EPS
3Q04 vs. 3Q05
1.11
1.11
1.35
1.35
3Q04
3Q05
As-Reported EPS
Operational EPS

Performance Drivers

- Warmer weather
- Lower O&M expense, resulting from resources being dedicated to storm restoration work
- Proceeds from settlement on low-level waste disposal services
- Accretion

3rd Quarter Earnings Contribution by Business

Entergy Nuclear EPS
3Q04 vs. 3Q05


0.28
0.28
0.33
0.33
3Q04
3Q05

Energy Commodity Services EPS
3Q04 vs. 3Q05


0.00
(0.17)*
(0.03)
(0.03)
3Q04
3Q05

Performance Drivers (Entergy Nuclear)

- Higher generation due to uprates and fewer outages
- Lower O&M expense due to lower refueling amortization costs
- Accretion

Performance Drivers (Energy Commodity Services)

- Higher operating costs
- Less generation available

As-Reported EPS | Operational EPS

* Includes loss from EK of $(0.19)

Net Cash Flow from Operating Activities

Net Cash Flow from Operating Activities
3Q04 vs. 3Q05; $M


768
334
3Q04
3Q05

- Lower revenue and cash collected due to customer outages
- Storm restoration costs
- Changes in deferred fuel receivables due to higher natural gas prices

Net Cash Flow from Operating Activities
YTD04 vs. YTD05; $M


1,678
1,107
YTD04
YTD05

Share Repurchase Program

Shares Repurchased
04-05; Millions



16.6@ avg price of $61/share
5.6@ avg price of $68/share
3.6@ avg price of $72/share
3.1@ avg price of $76/share
FY04
1Q05
2Q05
3Q05

Shares Outstanding
3Q02-3Q05; Millions



3Q05 Shares Outstanding; Millions
Ending basic 207
Average basic 208
Average fully diluted 212
240
230
220
210
200
3Q02
1Q03
3Q03
1Q04
3Q04
1Q05
3Q05

Q&A Session

Entergy

Appendix: Reg G Reconciliation

EPS Contribution by Business
Reconciliation of GAAP to Non-GAAP Measures
Third Quarter 2005 vs. 2004

(Per share in U.S. $)	Third Quarter 2005	Third Quarter 2004
Utility, Parent & Other		
As-Reported	1.35	1.11
Less Special Items	-	-
Operational	1.35	1.11
Entergy Nuclear		
As-Reported	0.33	0.28
Less Special Items	-	-
Operational	0.33	0.28
Non-nuclear Wholesale Assets		
As-Reported	(0.03)	(0.17)
Less Special Items		
Entergy-Koch Trading	-	(0.21)
Gulf South Pipeline	-	0.02
Saltend reserve adjustment	-	0.02
Total Special Items	-	(0.17)
Operational	(0.03)	-